SPDR® Index Shares Funds

SPDR S&P® Global Infrastructure ETF

SPDR S&P North American Natural Resources ETF

SPDR EURO STOXX® Small Cap ETF

(each, a “Fund”)

Supplement dated May 1, 2019

to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)

each dated January 31, 2019, as may be supplemented from time to time

Effective May 6, 2019, the number of Fund Shares required for a Creation Unit of each Fund has changed as indicated in the table below. As a result, as of May 6, 2019, all references in the Summary Prospectuses, Prospectus and SAI to the number of Fund Shares required for a Creation Unit of a Fund are updated accordingly.

	Old Creation Unit Size	New Creation Unit Size
SPDR S&P Global Infrastructure ETF	100,000	50,000
SPDR S&P North American Natural Resources ETF	50,000	25,000
SPDR EURO STOXX Small Cap ETF	50,000	25,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

05012019SISSUP